                                                                 EXHIBIT 10.7

[THE AMERICAN INSTITUTE OF ARCHITECTS Letterhead]



________________________________________________________________________________
                              AIA Document A101
                      STANDARD FORM OF AGREEMENT BETWEEN
                             OWNER AND CONTRACTOR
                       where the basis of payment is a
                                STIPULATED SUM
                                 1987 EDITION


      THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES; CONSULTATION WITH
  AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION.

       The 1987 Edition of AIA document A201, General Conditions of the Contract for Construction, is adopted in this document by reference.
  Do not use with other general conditions unless this document is modified.
               This document has been approved and endorsed by
                The Associated General Contractors of America.
_______________________________________________________________________________

AGREEMENT

made as of the 7th day of November in the year of Nineteen Hundred and 96

BETWEEN the Owner:    First Community Bank
(Name and address)    P.O. Box 64
                      Lexington, SC  29071

and the Contractor:   Summerfield Associates, Inc.
(Name and address)    P.O. Box 5815
                      West Columbia, SC  29169

The Project is:       First Community Bank
(Name and address)    Permenant Facility - Forest Acres
                      Forest Acres, SC

The Architect is:     Jenkins, Hancock, & Sides
(Name and address)    1812 Lincoln St.
                      Columbia, SC

The Owner and Contractor agree as set forth below.
________________________________________________________________________________

    Copyright 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977,
    1987 by the American Institute of Architects, 1735 New York Avenue, N.W., Washington, D.C. 20006. Reproduction of the material herein or substantial AIA violates the copyright laws of the United States and will be subject to legal prosecution.
________________________________________________________________________________
AIA DOCUMENT A101 - OWNER-CONTRACTOR AGREEMENT - TWELFTH EDITION - AIA(R) -
(C) 1987
THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C. 20006

     WARNING: Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution.

                                  ARTICLE 1
                            THE CONTRACT DOCUMENTS



The Contract Documents consist of this Agreement, Conditions of the contract (General, Supplementary and other Conditions), Drawings, Specifications, addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in
Article 9.

                                  ARTICLE 2
                          THE WORK OF THIS CONTRACT

The Contractor shall execute the entire Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others, or as follows:


    BANKING EQUIPMENT BY OWNER.









                                  ARTICLE 3
               DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

3.1 The date of commencement is the date from which the Contract Time of Paragraph 3.2 is measured, and shall be the date of this Agreement, as first written above, unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.

(Insert the date of commencement, if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)

    WITHIN ONE (1) WEEK UPON RECEIPT OF BUILDING PERMIT.
Unless the date of commencement is established by a notice to proceed issued by the Owner, the Contractor shall notify the Owner in writing not less than five days before commencing the Work to permit the timely filing of mortgages, mechanic's liens and other security interests.


3.2 The Contractor shall achieve Substantial Completion of the entire Work not later than

(Insert the calendar date or number of calendar days after the date of commencement. Also insert any requirements for earlier Substantial Completion of certain portions of the Work, if not stated elsewhere in the Contract Documents.)

     June 1, 1997



, subject to adjustments of this Contract Time as provided in the Contract Documents.
(Insert provisions, if any, for liquidated damages relating to failure to complete on time.)


_______________________________________________________________________________

AIA DOCUMENT A101 - OWNER-CONTRACTOR AGREEMENT - TWELFTH EDITION - AIA(R) -
(C) 1987
THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W.,
WASHINGTON, D.C. 2006                                            A101-1987     2

     WARNING:  Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution.

                                  ARTICLE 4
                                 CONTRACT SUM

4.1 The Owner shall pay the Contractor in current funds for the Contractor's performance of the Contract the Contract Sum of Four hundred ninety eight thousand nine hundred sixty one Dollars ($498,961.00), subject to additions and deductions as provided in the Contract Documents.

4.2 The Contract Sum is based upon the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner:

(State the numbers or other identification of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date until which that amount is valid.)


   Copy of Summerfield Associates Inc. quote dated 10-14-96 (attached)







4.3  Unit prices, if any, are as follows:

     None











________________________________________________________________________________
AIA DOCUMENT A101 - OWNER-CONTRACTOR AGREEMENT - TWELFTH EDITION - AIA(R) -
(C)1987
THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON,
D.C. 20006                                                      A101-1987     3

      WARNING:  Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution.

                                  ARTICLE 5
                              PROGRESS PAYMENTS

5.1 Based upon Applications for payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

5.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of month, or as follows:








5.3 Provided an Application for Payment is received by the Architect not later than the 25th day of a month, the Owner shall make payment to the Contractor not later than the 15th day of the following month. If an Application for Payment is received by the Architect after the application date fixed above,
payment shall be made by the Owner not later than          days after the
Architect receives the Applications for Payment.

5.4 Each Application for Payment shall be based upon the schedule of values submitted by the Contractor in accordance with the Contract Documents. The schedule of values shall allocate the entire Contract Sum among the various portions of the Work and be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

5.5 Aplications for Payment shall indicate the percentge of completion of each portion of the work as of the end of the period covered by the Application for Payment.

5.6 Subject to the provisions of the Conract Documents, the amount of each progress payment shall be computed as follows:

5.6.1 Take that portion of the Contract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the total Contract Sum allocated to that portion of the Work in the schedule of values, less retainage of ten percent (10%). Pending final determination of cost to the Owner of changes in the Work, amounts not in the dispute may be included as provided in Subparagraph 7.3.7 of the General Conditions even though the Contract Sum has not yet been adjusted by Change order;

5.6.2 Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent inforporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less retainage of ten percent (10%;

5.6.3  Subtract the aggregate of previous payments made by the Owner; and

5.6.4 Subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of the General Conditions.

5.7 The progress payment amount determined in accordance with Paragraph 5.6 shall be further modified under the following circumstances:

5.7.1 Add, upon Substantial Completion of the Work, a sum sufficient to increase the total payments to five percent (5%) of the Contract Sum, less such amounts as the Architect shall determine for incomplete Work and unsettled claims; and

5.7.2 Add, if final completion of the Work is thereafter materially delayed through no fault of the Contractor, any additional amounts payable in accordance with Subparagraph 9.10.3 of the General Conditions.

5.8 Reduction or limitation of retainage, if any shall be as follows:

(If it is intended prior to Substantial Completion of the entire Work, to reduce or limit the retainage resulting from the percentages inserted in Subparagraphs 5.6.1 and 5.6.2 above, and this is not ecplained elsewhere in the Contract documents, insert here provisions for such reduction or limitation.)





_______________________________________________________________________________
AIA DOCUMENT A101 - OWNER-CONTRACTOR AGREEMENT - TWELFTH EDITION - AIA(R) -
(C)1987
THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON,
D.C. 20006                                                          A101-1987  4

WARNING: Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution.

                                  ARTICLE 6
                                FINAL PAYMENT

Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when (1) the Contract has been fully performed by the Contractor except for the Contractor's responsibility to correct nonconforming Work as provided in subparagraph 12.2.2. of the General Conditions and to satisfy other requirements, if any, which necessarily survive final payment; and (2) a final Certificate for Payment has been issued by the Architect; such final payment shall be made by the Owner not more than 30 days after the issuance of the Architect's final Certificate for Payment, or as follows:











                                  ARTICLE 7
                           MISCELLANEOUS PROVISIONS


7.1 Where reference is made in this Agreement to a provision of the General Conditions or another contract Document, the references refers to that provisions as amended or supplemented by other provisions of the Contract Documents.

7.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

(Insert rate of interest agreed upon, if any.)






(Usury laws and requirements under the Federal truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirement such as written disclosures or waivers.)

7.3  Other provisions:






                                  ARTICLE 8
                          TERMINATION OR SUSPENSION

8.1 The Contract may be terminated by the Owner or the Contractor as provided in Article 14 of the General Conditions.

8.2 The Work may be suspended by the Owner as provided in Article 14 of the General Conditions.
________________________________________________________________________________
AIA DOCUMENT A101 - OWNER-CONTRACTOR AGREEMENT - TWELFTH EDITION - AIA(R) -
(C)1987
THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON,
D.C. 20006                                                      A101-1987    5

      WARNING:  Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution.

                                  ARTICLE 9
                      ENUMERATION OF CONTRACT DOCUMENTS


9.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

9.1.1 The Agreement is this executed Standard Form of Agreement Between Owner and Contractor, AIA Document A101, 1987 Edition.

9.1.2 The General Conditions are the General Conditions of the Contract for Construction, AIA Document A201, 1987 Edition.

9.1.3  The Supplementary and other Conditions of the Contract are those
contained in the Project Manual dated                     , and are as follows:

DOCUMENT                             TITLE                           PAGES

                  NONE






9.1.4 The Specifications are those contained in the Project Manual dated as in Subparagraph 9.1.3, and are as follows:

(Either list the Specifications here or refer to an exhibit attached to this Agreement.)

SECTION                              TITLE                           PAGES


See attached letter dated 10-14-96







--------------------------------------------------------------------------------
AII DOCUMENT A101 - OWNER-CONTRACTOR AGREEMENT - TWELFTH EDITION - AIA(R) -
(C)1987
THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W. WASHINGTON, D.C. 20006
                                                                    A101-1987  6


WARNING:UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND IS SUBJECT TO LEGAL PROSECUTION.

9.1.5  The Drawings are as follows, and are dated               unless a
different date is shown below:
(Either list the Drawings here or refer to an exhibit attached to this Agreement.)

NUMBER                                    TITLE                         DATE
1 OF 5, 3 OF 5, 4 OF 5, AND 5 OF 5                                   6-20-96
2 OF 5                                                               6-28-96
A0.0, A0.1, A1.0, A1.1, A1.2                                         10-1-96
A2.0, A2.1, A3.0, A3.1                                               10-1-96
A4.0                                                                 8-26-96
A4.1                                                                 10-1-96
S-1, S-2                                                             9-24-96
S-3, S-4                                                             8-26-96
M1.1, M2.1                                                           10-1-96
P1.1, P2.1, P2.2                                                     10-1-96
E1, E2, E3, E4                                                       9-27-96




9.1.6  The addenda, if any, are as follows:

NUMBER                                    DATE                       PAGES

NONE



Portions of this addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this
Article 9.

--------------------------------------------------------------------------------
AII DOCUMENT A101 - OWNER-CONTRACTOR AGREEMENT - TWELFTH EDITION - AIA(R) -
(C)1987
THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W. WASHINGTON, D.C. 20006
                                                                     A101-1987 7

WARNING:UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND IS SUBJECT TO LEGAL PROSECUTION.

9.1.7 Other documents, if any, forming part of the Contract Documents are as follows:

(List here any additional documents which are intended to form part of the Contract Documents. The General Conditions provide that bidding requirements such as advertisement or invitation to bid, Instructions to Bidders, sample forms and the Contractor's bid are not part of the Contract Documents unless enumerated in this Agreement. They should be listed here only if intended to be part of the Contract Documents.)


     SUMMERFIELD LETTER DATED 10-14-96












This Agreement is entered into as of the day and year first written above and is executed in at least three original copies of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.


OWNER   FIRST COMMUNITY BANK            CONTRACTOR  SUMMERFIELD ASSOCIATES, INC.

 /s/ David K. Proctor                   /s/ T.R. Floyd
-------------------------------------   ----------------------------------------
(Signature)                             (Signature)


 David K. Proctor                       T.R. Floyd, President
-------------------------------------   ----------------------------------------
(Printed name and title)                (Printed name and title)

[AIA LOGO] CAUTION: YOU SHOULD SIGN AN ORIGINAL AIA DOCUMENT WHICH HAS THIS CAUTION PRINTED IN RED. AN ORIGINAL ASSURES THAT CHANGES WILL NOT BE OBSCURED AS MAY OCCUR WHEN DOCUMENTS ARE REPRODUCED.


--------------------------------------------------------------------------------
AII DOCUMENT A101 - OWNER-CONTRACTOR AGREEMENT - TWELFTH EDITION - AIA(R) -
(C)1987
THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W. WASHINGTON, D.C. 20006
                                                                     A101-1987 8

WARNING:UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND IS SUBJECT TO LEGAL PROSECUTION.